UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 24, 2012

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms
Madison, NJ	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 24, 2012, Quest Diagnostics Incorporated (the “Company”) issued a press release announcing, among other things, its results for the quarter ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events

On January 24, 2012, the Company issued a press release announcing that the Company’s Board of Directors authorized the Company to repurchase $1 billion of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated January 24, 2012, announcing, among other things, its results for the quarter ended December 31, 2011.

	99.2	Press release of Quest Diagnostics Incorporated dated January 24, 2012, announcing that the Company’s Board of Directors authorized the Company to repurchase $1 billion of the Company’s common stock.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 24, 2012

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert A. Hagemann

Robert A. Hagemann
Senior Vice President and Chief
Financial Officer